SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1933



                                  June 20, 2003
             ------------------------------------------------------
                Date of Report (date of earliest event reported)


                              APPLIED IMAGING CORP.
             (Exact name of Registrant as specified in its charter)



      Delaware                         0-21371            77-0120490
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)    File Number)       Identification Number)

                               2380 Walsh Avenue,
                                   Building B,
                              Santa Clara, CA 95051
                    (Address of principal executive offices)

                                 (408) 562-0250
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         Applied Imaging Corp. has received a letter, dated June 16, 2003, from the Food and Drug Administration concluding that the Company's response to the FDA's Warning Letter regarding the Company's marketing of the Ariol TM device appeared to be adequate in order to ensure compliance with the Federal Food, Drug, and Cosmetic Act as it relates to marketing the device.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      APPLIED IMAGING CORP.


                                      By:  /s/ Carl Hull
                                          -------------------
                                          Carl Hull
                                          President & Chief Executive Officer
         Dated:  June 20, 2003